UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2012

THE HOWARD HUGHES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34856	36-4673192
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Galleria Tower, 13355 Noel Road, 22nd Floor, Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 741-7744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01              Entry Into a Material Definitive Agreement.

On November 9, 2012, The Howard Hughes Corporation (the “Company”) entered into a Warrant Purchase Agreement with certain affiliates of Brookfield Asset Management Inc. listed on Schedule I of the Warrant Purchase Agreement (the “Brookfield Investors”).  Under the terms of the Warrant Purchase Agreement, the Brookfield Investors agreed, in accordance with the Warrant Agreement, dated as of November 9, 2010 (the “Warrant Agreement”), by and between the Company and Computershare Shareowner Services LLC (as successor-in-interest to Mellon Investor Services LLC), to exercise warrants to purchase 1,525,272 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at an exercise price of $50.00 per share of Common Stock or $76,263,600 in the aggregate.  Simultaneously with the exercise of the warrants, the Company agreed to purchase the remaining warrants to purchase 2,308,601 shares of Common Stock held by the Brookfield Investors for $89,311,600.  The Warrant Purchase Agreement provides that the exercise price paid by the Brookfield Investors shall be netted against the purchase price paid by the Company for Brookfield’s remaining warrants, resulting in a payment by the Company of $13,048,000 to the Brookfield Investors.  The transactions closed on November 9, 2012.

For information about the Company’s relationship with Brookfield Asset Management Inc. and its affiliates, see the section entitled “Related Party Transactions and Certain Relationships” included in the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2012, which section is incorporated by reference herein.

A copy of the Warrant Purchase Agreement is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.  Additionally, a more complete description of the Warrant Agreement and the Warrant Agreement attached as Exhibit 10.8 are included in the Company’s Current Report on Form 8-K filed with the SEC on November 12, 2010, and are incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Number	Exhibit

10.1	Warrant Purchase Agreement, dated as of November 9, 2012, by and among The Howard Hughes Corporation and the parties listed on Schedule I attached thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOWARD HUGHES CORPORATION

	By:	/s/ Peter F. Riley
Peter F. Riley
Senior Vice President, Secretary and
General Counsel

Date: November 16, 2012

EXHIBIT INDEX

Number	Exhibit

10.1	Warrant Purchase Agreement, dated as of November 9, 2012, by and among The Howard Hughes Corporation and the parties listed on Schedule I attached thereto.